Income tax expense - Summary of the amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities (Details) - KRW (₩) ₩ in Millions	Dec. 31, 2025	Dec. 31, 2024
The amount of temporary difference regarding investment in subsidiaries that are not recognized as deferred tax liabilities [Abstract]
Investment in subsidiaries, etc.	₩ (10,643,726)	₩ (10,203,270)